UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2023

AvePoint, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39048	83-4461709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Washington Blvd, Suite 1400 Jersey City, NJ 07310 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 793-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVPT	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	AVPTW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

205 Petition – Notice of Hearing and Relief Sought

On June 30, 2021, AvePoint, Inc. (the “Company”), then operating under the name Apex Technology Acquisition Corporation (“Apex”), held a special meeting of stockholders (the “Special Meeting”) to approve certain matters relating to the business combination between Apex and then privately held AvePoint, Inc. Among these matters was a proposal to amend Apex’s then effective Amended and Restated Certificate of Incorporation, to, among other things, (i) increase the total number of authorized shares of Class A Common Stock, par value $0.0001 per share, from 100,000,000 shares to 1,000,000,000 shares of Common Stock, and (ii) opt out of the separate class voting requirements of Section 242(b)(2) of the Delaware General Corporation Law (the “DGCL”), providing that future increases or decreases to the authorized shares of the Company would not require a separate vote of the applicable class (collectively, the “Charter Proposals”).

In connection with the Special Meeting, on June 2, 2021, the Company issued a proxy statement, which stated that “approval of the Charter Proposals requires the affirmative vote (virtually in person or by proxy) of holders of a majority of the outstanding shares of Apex Capital Stock voting together as a single class and a majority of the outstanding shares of Apex Class B Common Stock voting separately as a single class.” At the Special Meeting, the Charter Proposals were approved by a majority of the holders of Common Stock, voting together as a single class; however, the Charter Proposals were not approved by the holders of a majority of the Class A Common Stock then outstanding. The class vote of the Class B Common Stock was obtained through a separate written consent. Because the Charter Proposals obtained enough votes to satisfy the voting standards described in the proxy materials, the Company caused the Second Amended and Restated Certificate of Incorporation to be filed with the Office of the Secretary of State of the State of Delaware on July 1, 2021.

A recent ruling by the Court of Chancery has introduced uncertainty as to whether Section 242(b)(2) of the DGCL would have required the Charter Proposals to be approved by a separate vote of the majority of the Company’s then-outstanding shares of Class A Common Stock, voting as a single class.

To resolve potential uncertainty with respect to the Company’s capital structure, and consistent with the approach taken by other similarly situated companies, on March 2, 2023, the Company filed a petition (the “Petition”) in the Court of Chancery pursuant to Section 205 of the DGCL seeking an order: (i) validating and declaring effective its Second Amended and Restated Certificate of Incorporation implementing the Charter Proposals, retroactive to the date of its filing with the Office of the Secretary of State of the State of Delaware on July 1, 2021, and all amendments effected thereby and (ii) validating and declaring effective any securities issued in reliance on the validity of the Second Amended and Restated Certificate of Incorporation, effective as of the original date of issuance of such securities. Section 205 of the DGCL permits the Court of Chancery, in its discretion, to ratify and validate potentially defective corporate acts after considering a variety of factors. Concurrently with the filing of the Petition, the Company filed a motion to expedite the hearing on the Petition, which was subsequently granted on March 3, 2023, as described below.

Notice of Hearing Date

On March 3, 2023, the Court of Chancery granted the motion to expedite and set a hearing date for the Petition to be heard. The hearing has been set for March 17, 2023 at 10:00 a.m. Eastern Time at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801. As ordered by the Court of Chancery, the Company is filing this Current Report on Form 8-K and has posted a copy of the Petition on its website at https://ir.avepoint.com. Information contained on or accessible through our website is not a part of this Form 8-K, and the inclusion of our website address is an inactive textual reference only.

This Form 8-K constitutes notice of the hearing. If any stockholder of the Company wishes to express a position on the Petition, such stockholders of the Company may (i) appear at the hearing or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re AvePoint, Inc., C.A. No. 2023-0264-LWW (Del. Ch.), in advance of the hearing. Any such written submission should also be emailed to the Company’s counsel, Ryan D. Stottmann, of Morris, Nichols, Arsht & Tunnell LLP at RStottmann@morrisnichols.com.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this Form 8-K that are not historical facts are forward-looking statements and include, for example, statements with respect the pending Section 205 proceeding referenced above. Such forward-looking statements involve known and unknown risks and uncertainties, and our actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward-looking statements included in this release are based on our current beliefs and expectations of our management as of the date of this release. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, our ability to ability obtain the requested relief in the Section 205 proceeding and those additional risks, uncertainties and factors described in more detail under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and in our other filings with the Securities and Exchange Commission. We do not intend, and, except as required by law, we undertake no obligation, to update any of our forward-looking statements after the issuance of this release to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AvePoint, Inc.

Date: March 6, 2023	By:	/s/ BRIAN MICHAEL BROWN
Brian Michael Brown
Chief Legal and Compliance Officer